UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2007

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware                        333-102629      45-0486747
(State or other jurisdiction of incorporation)          (Commission File Number)             (IRS Employer Identification No.)

140 Intracoastal Pointe Drive, Suite 404
    Jupiter, Florida  33477
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 743-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 2, 2007, the Registrant received a notice from the American Stock Exchange (the “Exchange”) indicating that the Registrant continues to be in violation of the Exchange’s continuing listing standards specified in Sections 134 and 1101 of the Exchange’s Company Guide because the Registrant has yet to file with the SEC its quarterly report on Form 10-QSB for the quarter ended March 31, 2007. The Exchange’s notice further indicates that it has received and evaluated a plan of compliance (the "Plan") dated June 18, 2007 provided by the Registrant, advising the Exchange of action the Registrant has taken, or will take, that will enable the Registrant to regain compliance with these continuing listing standards by no later than November 16, 2007 (the "Plan Period").

The Exchange has determined that in accordance with Section 1009 of the Company Guide, the Plan makes a reasonable demonstration of the Registrant's ability to regain compliance with these continued listing standards by the end of the Plan Period. Accordingly, the Registrant will remain listed during the Plan Period pursuant to an extension, during which time the Registrant will be subject to the Exchange’s periodic review to determine whether it is making progress consistent with the Plan. The Registrant will be subject to delisting proceedings if it does not regain compliance with the continued listing standards by the end of the Plan Period or does not make progress consistent with the Plan during the Plan Period.

The halt on trading in the Registrant’s shares that went into effect, at the request of the Registrant, on April 23, 2007, has been and, at the direction of the Exchange, will continue to be in effect until such time as the Registrant has filed with the SEC its quarterly report on Form 10-QSB for the quarter ended March 31, 2007.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment   of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective July 2, 2007, Robert B. Shapiro resigned as a director of Dyadic International, Inc. (the “Registrant”) due to medical reasons. Mr. Shapiro had been a Class I director of the Registrant, whose term would have expired in 2008.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit Number	Description of Exhibit
17.1	Letter of Resignation dated July 2, 2007 of Robert B. Shapiro
99.1	Press Release of Dyadic International, Inc. dated July 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYADIC INTERNATIONAL, INC.

Date: July 9, 2007     By:  /s/ Lisa De La Pointe___
Name: Lisa De La Pointe
Title:	Interim Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
17.1	Letter of Resignation dated July 2, 2007 of Robert B. Shapiro
99.1	Press Release of Dyadic International, Inc. dated July 9, 2007